EXHIBIT 32.1

CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Manuel D. Medina, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying annual report on Form 10-K for the fiscal year ended March 31, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/  Manuel D. Medina
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date: June 8, 2009